Hartford Life Insurance Company Separate Account Two:

Product	File No.
The Director Choice Series III/IIIR	333-101923
Director Choice Access Series II/IIR	333-101934
The Director Choice Series II/IIR	333-69485
Director Choice Access Series I/IR	333-45301
The Director Choice Series I	033-73570

Supplement dated February 19, 2008 to the Prospectus dated May 1, 2007

SUPPLEMENT DATED FEBRUARY 19, 2008 TO YOUR PROSPECTUS

Fund Merger: AllianceBernstein VPS Global Bond Portfolio

On February 7, 2008, the Board of Directors (the “Directors”) of AllianceBernstein VPS Global Bond Portfolio, a series of AllianceBernstein Variable Products Series Fund, Inc. (“AVP”), approved a proposal for the AllianceBernstein VPS Global Bond Portfolio to be acquired by AllianceBernstein VPS U.S. Government/High Grade Securities Portfolio, a series of AVP. The acquisition is scheduled to take place at the close of business on or about April 25, 2008.

Also, on February 7, 2008, the Directors approved renaming the AllianceBernstein VPS U.S. Government/High Grade Securities Portfolio to “AllianceBernstein VPS Intermediate Bond Portfolio.”

Due to the acquisition, you will no longer be able to allocate new Premium Payments or make transfers to the AllianceBernstein VPS Global Bond Portfolio Sub-Account, including program trades, on or after the close of business on April 24, 2008. As a result, if any of your Contract Value is currently invested in the AllianceBernstein VPS Global Bond Portfolio Sub-Account, that Contract Value will be merged into the AllianceBernstein VPS Intermediate Bond Portfolio Sub-Account. If any portion of your future premium payments is allocated to the AllianceBernstein VPS Global Bond Portfolio Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract before the close of business on April 25, 2008.

Effective as of the close of business on or about April 25, 2008, any transaction that includes an allocation to the AllianceBernstein VPS Global Bond Portfolio Sub-Account will automatically be allocated to the AllianceBernstein VPS Intermediate Bond Portfolio Sub-Account. Unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the AllianceBernstein VPS Global Bond Portfolio Sub-Account, your enrollment will automatically be updated to reflect the AllianceBernstein VPS Intermediate Bond Portfolio Sub-Account.

Effective on or about April 28, 2008, all references to the AllianceBernstein VPS Global Bond Portfolio in the prospectus are deleted and replaced with AllianceBernstein VPS Intermediate Bond Portfolio.

Fund Add: AllianceBernstein VPS Intermediate Bond Portfolio

Effective on or about April 28, 2008, the following fund expense information is added in alphabetical order to the sub-section entitled “The Funds” under the section entitled “General Contract Information”:

Funding Option	Investment Objective	Advisor
AllianceBernstein VPS Intermediate Bond Portfolio	Generating income and price appreciation without assuming what the investment adviser considers undue risk	AllianceBernstein L.P.

The following paragraph is added to the prospectus as the last sentence of the first paragraph in the “Accumulation Unit Values” table:

There is no information for the AllianceBernstein VPS Intermediate Bond Portfolio Sub-Account because as of December 31, 2007, the Sub-Account had not commenced operation.

This Supplement Should Be Retained With The Prospectus For Future Reference.

HV-6661